Exhibit 99.1

pressrelease

Media contact:	Investor contact:
Mike Jacobsen, APR	Jamie Finefrock
+1 330 490 3796	+1 330 490 6319
michael.jacobsen@diebold.com	jamie.finefrock@diebold.com

FOR IMMEDIATE RELEASE:
August 14, 2013

DIEBOLD FINALIZES SECOND QUARTER FINANCIAL RESULTS AND FILES FORM 10-Q

NORTH CANTON, Ohio - Diebold, Incorporated (NYSE: DBD) has finalized its second quarter 2013 financial results and today is filing its Form 10-Q for the period ended June 30, 2013.

In the filing, the company adjusted the 2013 valuation allowance charge on certain Brazil deferred tax assets from $(0.51) per share to $(0.61) per share for the quarter, or $(0.62) for the year-to-date period. This resulted in a revised second quarter 2013 loss from continuing operations of $(1.65) GAAP, or $(0.35) non-GAAP*. The second quarter non-GAAP* loss includes the valuation allowance on certain Brazil deferred tax assets of $(0.61). The adjustment had no impact on Diebold's cash flow and no significant impact on its balance sheet. In addition, the company has adjusted full-year 2013 non-GAAP* EPS guidance to $0.68 - $0.78, including the valuation allowance on certain Brazil deferred tax assets of $(0.62). Full disclosure of the Brazil tax matters is available in the company's Form 10-Q filed today.

*Reconciliation of diluted GAAP EPS to non-GAAP EPS from continuing operations measures:

	Previous	Revised		Previous	Revised
	Q2 2013	Q2 2013	Q2 2012	YTD 6/30/2013	YTD 6/30/2013	YTD 6/30/2012
Total EPS from continuing operations (GAAP measure)	$(1.55)	$(1.65)	$0.39	$(1.76)	$(1.87)	$1.09
Restructuring charges	0.08	0.08	0.01	0.17	0.17	0.02
Non-routine expenses and amort.	0.55	0.55	—	0.65	0.65	0.01
Non-routine income	—	—	—	(0.02)	(0.02)	—
Impairment charges	—	—	0.07	—	—	0.07
Deferred tax expense on foreign cash repatriation	0.67	0.67	—	0.67	0.67	—
Total Adjusted EPS (non-GAAP measure)	$(0.25)	$(0.35)	$0.47	$(0.29)	$(0.40)	$1.19
Valuation allowance on Brazil deferred tax assets	0.51	0.61	—	0.51	0.62	—
Total adjusted EPS (non-GAAP measure) excluding valuation allowance on Brazil deferred tax assets	$0.26	$0.26	$0.47	$0.22	$0.22	$1.19

The company's management believes excluding net restructuring charges/(benefits), non-routine expenses/income and impairment charges is useful to investors because it provides an overall understanding of the company's historical financial performance and future prospects. Exclusion of these items permits evaluation and comparison of results for the company's core business operations, and it is on this basis that management internally assesses the company's performance. The company has also excluded a Brazil valuation allowance as well as the deferred tax effect of cash repatriation from its non-GAAP results. The sums of the quarterly figures do not equal year-to-date figures due to rounding or differences in the weighted-average number of shares outstanding during the respective periods.

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Full-year 2013 Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. These statements do not include the potential impact of any currency fluctuations, future mergers, acquisitions, disposals or other business combinations, or any final resolution to the FCPA matter, the Brazil tax assessment or the value-added tax compliance analysis.

	Previous Guidance	Revised Guidance
Total revenue	(5%) - (7%)	(5%) - (7%)

2013 EPS (GAAP)	($1.60) - ($1.10)	($1.71) - ($1.21)
Restructuring charges	0.35 - 0.27	0.35 - 0.27
Non-routine exp. & Amort.	1.39 - 1.07	1.39 - 1.07
Non-routine inc.	(0.02)	(0.02)
Impairment	—	—
Deferred tax expense on foreign cash repatriation	0.67	0.67
Total Adjusted EPS (non-GAAP measure)	$0.79 - $0.89	$0.68 - $0.78
Valuation allowance on Brazil deferred tax assets	$0.51	$0.62
Total adjusted EPS (non-GAAP measure) excluding valuation allowance on Brazil deferred tax assets	$1.30 - $1.40	$1.30 - $1.40

Forward-Looking Statements

In this press release, statements that are not reported financial results or other historical information are “forward-looking statements”. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements relate to, among other things, the company's future operating performance, the company's share of new and existing markets, the company's short- and long-term revenue and earnings growth rates, and the company's implementation of cost-reduction initiatives and measures to improve pricing, including the optimization of the company's manufacturing capacity.

The use of the words “will,” “believes,” “anticipates,” “expects,” “intends” and similar expressions is intended to identify forward-looking statements that have been made and may in the future be made by or on behalf of the company. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and on key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The company is not obligated to update forward-looking statements, whether as a result of new information, future events or otherwise.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to:

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•	competitive pressures, including pricing pressures and technological developments;

•	changes in the company's relationships with customers, suppliers, distributors and/or partners in its business ventures;

•
changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including Brazil, where a significant portion of the company's revenue is derived;

•
global economic conditions, including any additional deterioration and disruption in the financial markets, including the bankruptcies, restructurings or consolidations of financial institutions, which could reduce our customer base and/or adversely affect our customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	acceptance of the company's product and technology introductions in the marketplace;

•	the company's ability to maintain effective internal controls;

•	changes in the company's intention to repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions could negatively impact foreign and domestic taxes;

•
unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments, including with respect to the company's Brazilian tax dispute and the approval of the potential settlement of the securities class action on the proposed terms;

•	variations in consumer demand for financial self-service technologies, products and services;

•	potential security violations to the company's information technology systems;

•
the investment performance of our pension plan assets, which could require us to increase our pension contributions, and significant changes in health care costs, including those that may result from government action;

•	the amount and timing of repurchases of the company's common shares, if any;

•	the outcome of the company's global FCPA review, including the approval of the potential settlement with the DOJ and SEC on the proposed terms;

•
the outcome of the remediation of the company's internal control weakness pertaining to manufacturing and supply chain processes related to indirect tax incentives in one of its Brazilian subsidiaries; and

•	the company's ability to achieve benefits from its cost-reduction initiatives and other strategic changes, including its recently announced multi-year realignment plan and other restructuring actions.

About Diebold
Diebold, Incorporated (NYSE: DBD) is a global leader in providing innovative self-service technology, security systems and related services. Diebold has approximately 16,000 employees worldwide and is headquartered near Canton, Ohio, USA. Visit Diebold at www.diebold.com or on Twitter: http://twitter.com/DieboldInc.

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